Exhibit 99.1

Odyssey Semiconductor Technologies Announces Stockholder Approval of Asset Sale to Power Integration

Ithaca, New York, June 5, 2024 – Odyssey Semiconductor Technologies, Inc. (OTC: ODII, “Odyssey” or the “Company”), a semiconductor device company developing innovative high-voltage power switching components based on proprietary gallium nitride ("GaN") processing technology, today announced that its previously announced plan to sell (the “Asset Sale”) substantially all of its assets to Power Integration, Inc., (“Power Integration”) was approved at a special meeting of stockholders (the "Special Meeting") of Odyssey on June 3, 2024.

The Asset Sale was approved by about 99% of the votes cast at the Special Meeting. Odyssey plans to file the results of the Special Meeting, as tabulated by an independent inspector of elections, on a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) later today.

Power Integration (Nasdaq: POWI) is a California-based developer and producer of high-voltage integrated circuits for energy-efficient power conversion.

Pursuant to the Asset Purchase Agreement and the agreement between the parties, the Company, assisted by an investment bank, conducted a search for alternative acquisition proposals pursuant to certain go-shop provisions during a 20-day period (the “Go-Shop Period”) ending on April 1, 2024. Upon the conclusion of the Go-Shop Period and the commencement of mailing of a certain proxy statement prepared and mailed by Odyssey on or about May 7, 2024, the transaction was also announced in a press release by Power Integration on May 7, 2024.

Subject to the satisfaction of customary closing conditions, the transaction is expected to close in early July. After closing, Odyssey shall notify OTC Market Group of its intent to withdraw from being quoted on the over-the-counter market, cease operations and move forward with the plan to dissolve the Company including the payment of a liquidating distribution to common shareholders to the extent funds are available.

About Odyssey Semiconductor Technologies, Inc.

Odyssey Semiconductor Technologies, Inc., is developing a proprietary technology that is designed to allow for GaN to replace SiC as the emerging high-voltage power switching semiconductor material. Based in Ithaca, NY, the Company operates a 10,000 sq. ft. semiconductor wafer manufacturing facility complete with a mix of class 1,000 and class 10,000 clean space as well as tools for advanced semiconductor development and production. Odyssey Semiconductor also offers a world-class semiconductor device development and foundry service.

For more information, visit the Company's website at www.odysseysemi.com and LinkedIn.

Forward-Looking Statements

Statements in this press release that are not descriptions of historical facts are forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, forecasts, representations and contentions and are not historical facts and typically are identified by use of terms such as "may," "will," "should," "could," "expect," "plan," "forecast,""anticipate," "believe," "estimate," "predict," "potential," "continue" and similar words, although some forward-looking statements are expressed differently. These forward-looking statements are based on management's current expectations and assumptions and are subject to risks and uncertainties described more fully in the Company's filings on Forms 10-K and 10-Q and other periodic filings with the Securities and Exchange Commission. Factors that could cause actual results to differ materially from those currently anticipated include, without limitation, risks relating to the results of our research and development activities, including uncertainties relating to semiconductor process manufacturing; the early stage of our GaN-based technology presently under development; our ability to protect our intellectual property rights that are valuable to our business, including patent and other intellectual property rights; our ability to successfully market and sell our technologies; the ability to achieve high volume manufacturing and the size and growth of the potential markets for any of our technologies, the rate and degree of market acceptance of any of our technologies and our ability to raise funding to support operations and the continued development and qualification of our technology.

In light of these risks, uncertainties and assumptions, the forward-looking statements regarding future events and circumstances discussed in this press release may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The forward-looking statements included herein speak only as of the date hereof, and we undertake no obligation to update publicly or privately any forward-looking statements for any reason after the date of this release to conform these statements to actual results or to changes in our expectations.

Important Additional Information and Where to Find It

This press release is being issued in connection with the approval by the Company’s Shareholders of the Asset Sale and liquidating distribution of the Company at a meeting of the Shareholders held on June 3, 2024. A copy of this Press Release will be filed with the Securities Exchange Commission as an exhibit to a Current Report on Form 8-K, copies of which may be obtained free of charge at www.sec.gov.

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Contact

Rick Brown, CEO
Rick.Brown@odysseysemi.com
607-351-9768